SUPPLEMENT NO. 3

dated April 7, 2006
to the Prospectus dated May 1, 2005

TIAA-CREF Mutual Funds

International Equity Fund	Bond Plus Fund
Growth Equity Fund	Short-Term Bond Fund
Growth & Income Fund	High-Yield Bond Fund
Equity Index Fund	Tax-Exempt Bond Fund
Social Choice Equity Fund	Money Market Fund
Managed Allocation Fund

Reorganization of Series of TIAA-CREF Mutual Funds into Corresponding Series of TIAA-CREF Institutional Mutual Funds

     The Board of Trustees of TIAA-CREF Mutual Funds has approved submitting to shareholders of each series of the funds (each, a “Retail Fund”) an Agreement and Plan of Reorganization and Termination (the “Plan”). Under the Plan, each Retail Fund would transfer all of its assets and liabilities to the corresponding series of the TIAA-CREF Institutional Mutual Funds (each, a “TIAA-CREF Fund”), as shown in the table below. If Retail Fund shareholders approve the Plan, they will receive shares of the corresponding TIAA-CREF Fund equal in value to their shares in the Retail Fund on the date of the transfer. Each Retail Fund then would cease operations and be liquidated shortly thereafter.

RETAIL FUND	to	TIAA-CREF FUND

TIAA-CREF International Equity Fund		TIAA-CREF Institutional International Equity Fund

TIAA-CREF Growth Equity Fund		TIAA-CREF Institutional Large-Cap Growth Fund

TIAA-CREF Growth & Income Fund		TIAA-CREF Institutional Growth & Income Fund

TIAA-CREF Equity Index Fund		TIAA-CREF Institutional Equity Index Fund

TIAA-CREF Social Choice Equity Fund		TIAA-CREF Institutional Social Choice Equity Fund

TIAA-CREF Managed Allocation Fund		TIAA-CREF Institutional Managed Allocation Fund II

TIAA-CREF Bond Plus Fund		TIAA-CREF Institutional Bond Plus Fund II

TIAA-CREF Short-Term Bond Fund		TIAA-CREF Institutional Short-Term Bond Fund II

TIAA-CREF High-Yield Bond Fund		TIAA-CREF Institutional High-Yield Fund II

TIAA-CREF Tax-Exempt Bond Fund		TIAA-CREF Institutional Tax-Exempt Bond Fund II

TIAA-CREF Money Market Fund		TIAA-CREF Institutional Money Market Fund

     A special shareholders meeting will be held on or about August 8, 2006 for shareholders of record of each Retail Fund as of May 11, 2006 to vote on the Plan. If the Plan is approved for a Retail Fund, it is anticipated that the reorganization will occur by the end of the third quarter of 2006.

     If a reorganization is approved for a Retail Fund, all sales of shares of that Fund (including the reinvestment of dividends and automatic investments) are expected to be suspended shortly before the consummation of the reorganization to facilitate the transfer of the Retail Fund’s assets to the corresponding TIAA-CREF Fund.

     More information about the proposed reorganizations will be provided in a proxy statement/ prospectus and other materials that will be mailed to each Retail Fund shareholder.

Portfolio Management Team Changes for Managed Allocation Fund

     The portfolio management team of the Managed Allocation Fund has changed. The following supplements the disclosure under “Portfolio Management Teams” in the Prospectus:

     Beginning March 31, 2006, Hans Erickson, John Cunniff and Pablo Mitchell became new members of the portfolio management team responsible for the day-to-day management of the Managed Allocation Fund. Stephen MacDonald remains as a manager of the Fund. Scott Budde is no longer a member of the portfolio management team for the Fund.

     The following information replaces the portfolio manager chart for the Fund included in the May 1, 2005 Prospectus.

				Total Years/Months
					Experience
		Portfolio Role/
		Coverage/	Experience Over	At		On
Name	Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Hans L. Erickson, CFA	Managing	Asset Allocation	Teachers Advisors, Inc.,	10.0	17.9	0.0
	Director		TIAA and its affiliates -
			1996 to Present

Stephen MacDonald, CFA	Director	Asset Allocation	Teachers Advisors, Inc.,	8.1	8.1	1.4
			TIAA and its affiliates -
			1998 to Present

John M. Cunniff, CFA	Director	Asset Allocation	Teachers Advisors, Inc.,	0.1	13.9	0.0
			TIAA and its affiliates -
			2006 to Present,
			Morgan Stanley
			Investment Management -
			2001 to 2006

Pablo Mitchell	Associate	Asset Allocation	Teachers Advisors, Inc.,	1.3	2.9	0.0
			TIAA and its affiliates -
			2004 to Present,
			Thomson Vestek -
			2002 to 2003

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A11155 (4/06)

TIAA-CREF MUTUAL FUNDS

Managed Allocation Fund

     SUPPLEMENT NO. 5
dated April 7, 2006 to the Statement of Additional Information (SAI)
dated May 1, 2005

The portfolio management team of the Managed Allocation Fund has changed. The following supplements the disclosure under “Additional Information Regarding Portfolio Managers” in the SAI:

Beginning March 31, 2006, Hans Erickson, John Cunniff and Pablo Mitchell became new members of the portfolio management team responsible for the day-to-day management of the Managed Allocation Fund. Stephen MacDonald remains as a manager of the Fund. Scott Budde is no longer a member of the portfolio management team for the Fund.

The following information replaces the portfolio manager chart for the Fund included in the May 1, 2005 SAI.

	Number of Other Accounts		Total Assets In Accounts
	Managed*		Managed (millions)**

		Other		Other
	Registered	Pooled	Registered	Pooled	Dollar Range of
	Investment	Investment	Investment	Investment	Equity Securities
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Owned in Fund**

Hans L. Erickson, CFA	9	0	$120,552	$$0	$0

Stephen MacDonald, CFA***	7	0	$571	$$0	$0

John M. Cunniff, CFA	8	0	$607	$$0	$0

Pablo Mitchell	9	0	$13,634	$$0	$0

*	Information is provided as of March 31, 2006, except as otherwise noted.

**	Information is provided as of February 28, 2006, except as otherwise noted.

***	Information is provided as of the Fund’s fiscal year end, December 31, 2005.

The following replaces the paragraph of the disclosure entitled “Aggregation and Allocation of Transactions” under “Potential Conflicts of Interest of Advisors and Portfolio Managers” in the SAI:

Aggregation and Allocation of Transactions. Advisors may, on occasion, aggregate or “bunch” orders of the Funds and its other client accounts, and orders of its affiliated investment adviser, TIAA-CREF Investment Management, LLC, in each case consistent with Advisors’ policy to seek best execution for all orders. Advisors may also, on occasion, aggregate or “bunch” orders of TIAA pursuant to Advisors’ aggregation and allocation of orders policies. Advisors has adopted procedures to ensure that the Funds are afforded equal opportunity with Advisors’ other clients or clients of its affiliates to receive investment allocations and that such allocations are provided to the Funds and Advisors’ other client accounts or clients of its affiliates in a manner that is consistent with Advisors’ fiduciary obligations.

A11156 4/06